Investor Presentation February 2016 Exhibit 99.1

Safe Harbor Statement Any statements contained in this presentation that are not historical facts are “forward-looking statements.” These statements are based on the current expectations of the management of the company, only speak as of the date on which they are made, and are subject to uncertainty and changes in circumstances. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, those relating to revenue growth of the company, future market strength of the company’s business segments and products, market acceptance of existing products and new product introductions and technology, economic conditions, successful acquisitions, ability to identify and implement revenue-enhancing and cost savings actions and to realize the expected benefits, manufacturing and facility utilization efficiencies, risks relating to actions of activist shareholders, and other factors listed in the Company’s registration statement on Form 10. Any “forward-looking statements” in this presentation are intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995.

Presenters Director, President & Chief Executive Officer Senior Vice President & Chief Financial Officer Hubertus Muehlhaeuser John Stewart Senior Vice President, Innovation Rick Caron Vice President, Investor Relations & Treasury Rich Sheffer

Agenda Transaction Overview Foodservice at a Glance Investment Highlights Innovation Financial Overview Appendix

TRANSACTION OVERVIEW

Transaction Overview Company Manitowoc Foodservice, Inc. Ticker MFS Exchange NYSE Record Date 22-Feb-2016 Distribution Date 04-Mar-2016 When Issued Trading Begins 18-Feb-2016 First Day of Regular Way Trading 04-Mar-2016 Distribution Ratio 1 share of Manitowoc Foodservice for every 1 share of Manitowoc 6

FOODSERVICE AT A GLANCE

Manitowoc Foodservice’s Evolution The company acquires Scotsman Industries in the United States, expanding its foodservice range to include refrigeration technologies, 1999 Samuel and William Berisford found a small grocery and pharmacy in Manchester; under their grandson, William Berisford, the store begins dealing in the sugar merchant business, 1851 S&W Berisford incorporates as a public company, 1910 Berisford acquires Welbilt in the United States and enters the commercial foodservice equipment market, 1995 Berisford changes its name to Enodis, 2000 The company sells off its non-core operations in order to focus on its core business in the U.S. foodservice market, 2002 The company launches a new range of equipment to meet the fast-food industry's attempt to introduce "healthier" foods, 2004 1851 1910 1994 1996 1998 2000 2002 2004 2008 Manitowoc is founded by Elias Gunnell, Charles West, and Lynford Geer. 1902 Manitowoc becomes a public company on NASDAQ, 1971 Manitowoc acquires Enodis, a global foodservice manufacturer, 2008 (required to divest Scotsman post-acquisition) Manitowoc’s stock is listed on the NYSE, 1993 Manitowoc begins producing commercial ice-making machines, 1966 1902 1912 1922 1932 1942 1952 1962 1972 1982 1992 2002 2015 2012 Manitowoc announces plan to separate into two distinct companies, 2015 Foodservice equipment enters the mix when Manitowoc begins manufacturing freezers, 1945 The Shannon Group, Inc., a major manufacturer of commercial refrigeration equipment, is acquired, 1995 The company acquires SerVend International, maker of ice and beverage dispensers, 1997 1982 Welbilt acquires Frymaster, along with three other companies in the Sunbeam Group 1982 Welbilt acquires Lincoln Foodservice Products, a manufacturer of ovens, commercial kitchen supplies and other food-service equipment

Business Overview Designs, manufactures and services cooking, holding, food-preparation, beverage-dispensing, refrigeration, and ice-making technologies Supplies foodservice equipment to full and quick-service restaurant chains, hotels, caterers, supermarkets, convenience stores, business and industry, hospitals, schools, and other institutions 23 well-established and recognized brands that cover a broad, balanced portfolio of hot and cold category products Sells in more than 100 countries globally through a global network of over 3,000 distributors and dealers LTM 9/30/2015 Pro Forma sales of $1,553 million and Pro Forma Adjusted EBITDA of $222 million YTD Q3 2015 Revenue by Geography¹ U.S. Industry End Market Overview² Select Brands Description 1 Reflects net sales by destination for the nine months ended September 30, 2015. 2 Source: National Restaurant Association. Pie chart details 2015 estimated U.S. foodservice industry sales by end market.

INVESTMENT HIGHLIGHTS

Key Investment Highlights Comprehensive Portfolio of Cold and Hot Professional Kitchen Equipment 1 12 Market Leading Brands Holding #1 or #2 Positions 2 Diversified Geographic, End Market and Customer Channel Exposure 3 Long-standing, Sticky Customer Relationships 4 Recognized as Innovation Leader 6 Exposure to Positive Demographic and Other Mega-Trends 7 Short Term Focus on Simplification and Right-Sizing 8 Steady Revenue Base from Replacement Demand and KitchenCare 5 Highly Experienced Management Team 10 Ambitious Long Term Strategy 9

1 Full Line Portfolio of 23 Leading Brands in Both Cold & Hot Professional Kitchen Equipment



Beverage dispensing equipment
Walk-in refrigerators and freezers
Commercial ranges, ovens, grills and induction units
Ice-cube machines
Commercial fryers
Cold products (~50% revenue)
Hot products (~35% revenue)
Services (~15% revenue)

Note: Revenue breakdown as of Q3 2015.

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1 Comprehensive Portfolio of Cold and Hot Professional Kitchen Equipment

Manitowoc Foodservice

A broad offering spanning both cold and hot categories

	Product Type	Key Product Categories		Illustrative Products
Cold Products (~50% revenue)	**Beverage Dispensers & Related Products**	✓ Beverage dispensers ✓ Blended ice machines ✓ Ice/beverage dispensers ✓ Beer coolers ✓ Post-mix dispensing valves	✓ Backroom equipment and support system components ✓ Related equipment used by quick-service restaurant chains, convenience stores, bottling operations, movie theaters, and the soft-drink industry	
Cold Products (~50% revenue)	**Ice Machines, Flakers, & Storage**	✓ Ice machines		
Cold Products (~50% revenue)	**Refrigerator & Freezer Equipment**	✓ Upright & undercounter refrigerators and freezers ✓ Blast freezers ✓ Blast chillers ✓ Cook-chill systems	✓ Walk-in refrigerators, coolers, freezers ✓ Prefabricated cooler and freezer panels ✓ Customized refrigeration systems	
Hot Products (~35% revenue)	**Primary Cooking Equipment**	✓ Ranges, griddles, and grills ✓ Braising pans, broilers ✓ Cooking stations ✓ Steam jacketed kettles ✓ Table top and countertop cooking / frying systems	✓ Induction cookers ✓ Fryers and frying systems, steamers ✓ Cheese melters / salamanders ✓ Traditional, combi, convection, conveyor, rapid-cooking ovens ✓ Tilt fry pans / kettles / skillets	
Hot Products (~35% revenue)	**Serving, Warming, & Storage Equipment**	✓ Range of cafeteria and buffet equipment stations ✓ Bins and boxes ✓ Warming cabinets	✓ Warmers ✓ Display and deli cases ✓ Insulated and refrigerated salad and food bars	
Services (~15% revenue)	**Aftermarket Parts & Solutions (KitchenCare)**	✓ Parts and aftermarket service		 

13

12 of our 23 Brands Hold Market-Leading #1 or #2 Positions 2 Industry leading brands across Manitowoc Foodservice’s cold and hot portfolio Beverage Dispensers & Related Products in Chillers Global #2 in Beverage Blending Systems Global #1 Ice Machines & Refrigeration Systems in Ice Machines Global #2 in Walk-in Refrigeration and Freezer Systems Global #1 Refrigerators & Freezers in Chef Counters - Prefab Americas #1 Primary Cooking in Combi Oven – Steamers Global #2 in Conveyor Ovens Global #2 in Fryers Global in High Speed Ovens Global #2 in Surface Cooking Global #2 in Steam Jacketed Kettles Americas #1 in Steamers Americas #1 in Tilting Skillets Americas #1 Source: Company estimates based on aggregation of both internally and externally sourced data points as well as comparisons of product features and capabilities versus the competition. Third party market share data is not available for all regions and brands such that there is not one reliable, global source of information for the Company’s products, except for certain categories of ice machines and ice storage bins. #1 in Backroom, Parts & Accessories Global #1

3 Diversified Geographic, End Market and Customer Channel Exposure

Manitowoc Foodservice

Ability to serve wide range of end markets and customers on a global scale

Revenue by Geography[1]



APAC 10%
EMEA 15%
Americas 75%

Diverse End Markets[2]



Healthcare 5%
Other 2%
Business & Industry 2%
Education 5%
Retail 6%
Travel Leisure 11%
Restaurants 69%

Customer Channel Mix[3]



Other General Market 4%
Dealers / Distributors / Buying Groups 64%
Other Chains 7%
Key Accounts 25%

Global Footprint[4,5]



Corporate Headquarters
Manufacturing
Manufacturing & Office
Manufacturing, Office & Warehouse
Office
Warehouse
Land

[1] *Reflects net sales by destination for the nine months ended September 30, 2015.*
[2] *Source: National Restaurant Association. Pie chart details 2015 estimated U.S. foodservice industry sales by end market.*
[3] *Reflects gross sales for the nine months ended September 30, 2015. Includes all third party product sales.*
[4] *Some locations marked on this map represent multiple facilities in one location.*
[5] *Reflects properties as of Q3 2015. Three properties were divested in conjunction with the KPS divestiture, as well as the Felsted, UK property; both transactions were completed prior to December 31, 2015.*

15

4 Long-standing, Sticky Customer Relationships Top 5 Global End Customers (2014) Customer % of FY14 Revenue # of Years¹ End Customer 1 10.0% 52 End Customer 2 4.9% 25 End Customer 3 3.9% 55 End Customer 4 2.2% 33 End Customer 5 1.3% 48 Over 40 years average relationship with our top 5 end customers, with an over 20 years average relationship with our top 5 dealer customers Key Customers Top 5 North America Dealer Customers (2014) Customer % of FY14 Revenue # of Years¹ Dealer Customer 1 5.1% 27 Dealer Customer 2 5.1% 6 Dealer Customer 3 4.7% 26 Dealer Customer 4 3.9% 6 Dealer Customer 5 2.9% 55 ¹ Source: Company estimates.

5 Steady and “Sticky” Revenue Base from Significant Replacement Demand…

Predictable product replacement cycles support stable Manitowoc Foodservice revenue

	% of Business	Product
Cold Products	~50%	Beverage Dispensers & Related Products
		Ice Machines, Flakers, & Storage
		Refrigerator & Freezer Equipment
Hot Products	~35%	Primary Cooking Equipment
		Serving, Warming, & Storage Equipment
Services	~15%	Aftermarket Parts & Solutions (KitchenCare)

2016 U.S. Foodservice Equipment Needs[1]



New Construction 7%
Eco Friendly 11%
Renovations 20%
Replacement 62%

More than 80% of demand driven by replacement and renovations, limiting exposure to new construction

[1] *Source: Foodservice Equipment and Supplies.*

17

5

…And Leading KitchenCare Aftermarket Service Offering

Provides recurring, higher margin revenue and aids in customer stickiness

Manitowoc KitchenCare™

- ✓ KitchenCare protects, services, and maintains foodservice equipment throughout the product lifecycle
- ✓ Each new piece of Manitowoc Foodservice equipment comes with KitchenCare warranty
- ✓ Multiple levels of support available, depending on customer need
- ✓ Provides a stable source of recurring revenue

~15% of revenue generated by stable KitchenCare service offering

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6 Recognized as Innovation Leader

Manitowoc Foodservice

We provide crucial products that help our customers to stay profitable

Drivers

Consumers

- ✓ Healthy
- ✓ Quality
- ✓ Better service
- ✓ Variety



+

Operators

- ✓ Improved flexibility
- ✓ Speed of service
- ✓ Sanitation
- ✓ Reduced labor
- ✓ Reduced waste



Innovative Solutions

Example

The new Merrychef eikon e2s

High speed oven

Up to **15x** faster

- ✓ Cooks all meals of the day, easily cleaned, gives staff more freedom to serve customers



10 new products and 20 product refreshes in 2015

Strong history of award winning excellence

2014

- ✓ Frymaster and Manitowoc won Best-In-Class for the 15th **consecutive year**

2015

- ✓ Energy Star Partner of the Year for the **sixth consecutive year**, Sustained Excellence Award for the **fourth consecutive year**
- ✓ **29** National Restaurant Association Kitchen Innovation Awards **since 2005**

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Innovation has served as a significant competitive advantage Notable Innovation by Manitowoc Foodservice 6 Kitchen Solutions Connectivity for Kitchens Common Digital Controls on Equipment Innovations in Beverage Digital Training / Controller Demos New Business Model Partnerships

6 National Restaurant Association Kitchen Innovation Awards

Manitowoc Foodservice

Manitowoc Foodservice has a long-standing history of offering award-winning products

Year	Award-winning products
2005	Delfield Liquitec®; Lincoln Dual Technology Finisher (DTF); Merrychef 502 Oven
2006	Convotherm Combi-Ovens; Lincoln Fusion™ Toaster
2007	Convotherm Mini-Combi Oven; Delfield Versa Drawer®; Lincoln FASTBake™ Impinger Oven
2008	Frymaster Protector™ (OCF) Fryer; Garland Restaurant Range; Garland HE Broiler; Lincoln 8005 Return Toaster
2009	Frymaster Protector™ (OCF) Gas Fryer; Garland Xpress® Grill; Lincoln Quest Energy Management
2010	Manitowoc Beverage Systems TRUfill beverage dispenser; Merrychef eikon® series; Multiplex Blend-In-Cup® (BIC) smoothie
2011	Convotherm 2 in 1 Mini Combi; Manitowoc Ice Indigo® Series
2012	Frymaster Large Vat Fryers (1814 G/E); Garland Induction Griddle; Merrychef eikon® e2 with Planar Plume Technology
2013	Garland Garland Group-Green Heat – Module Line Brazing Pan; Kolpak ArcticFox®
2014	Garland Induction FlexiHob Technology; Multiplex Manual Blend-in-Cup®
2015	Frymaster FilterQuick® with Oil Quality Sensor; Merrychef eikon® e4s with Panini Press

21

7 Exposure to Positive Demographic and Other Mega-Trends

Manitowoc Foodservice

Key demographic trends point to continued demand for foodservice products and growing disposable income

The Global Population has tripled since the 1950s and is expected to reach over 9 billion by 2050[1]



Global Population (billions)
10
8
6
4
2
0
1950
1970
1990
2010
2030
2050

Global per capita income is expected to exhibit continued growth over the 2015-2030 period[2,3]



Index (1950 = 100)
700
600
500
400
300
2000
2005
2010
2015
2020
2025
2030
Trend Growth Line, 1950– 2000
GDP per Capita (Constant US$)

Gas and diesel prices are expected to remain dampened in 2016, releasing additional disposable income[4]

Historical and projected prices for regular gasoline and diesel fuel



$3.97
$3.92
$3.83
$2.71
$2.67
$3.63
$3.51
$3.36
$2.43
$2.36
2012
2013
2014
2015
2016
Diesel Fuel
Regular Gasoline

International travel and tourism continue to rise[5]

International arrivals to the United States (in millions)



51.0
56.1
58.0
55.1
60.0
62.8
66.7
70.0
74.8
2006
2007
2008
2009
2010
2011
2012
2013
2014

[1] Source: US Census Bureau.
[2] Source: Global Monitoring Report. UN Statistical Yearbooks and Publications, IMF International Financial Statistics, IMF World Economic Outlook; and IMF Staff Estimates.
[3] Note: At Market Exchange rates.
[4] Source: U.S. Energy Information Administration.
[5] Source: U.S. Department of Commerce, National Travel and Tourism Office.

22

7 Exposure to Positive Demographic and Other Mega-Trends Products aimed to increase food safety and reduce waste generation in the kitchen Food Safety and Sanitation1 A growing need for modern food equipment to ensure food safety in restaurants worldwide Trends in urbanization and globalization have increased consumer demand for eating food in public places Growing emphasis on the responsibility of food producers and handlers to ensure food safety High quality food service equipment ensures proper food handling and reduces the risk of infection Less Waste Production In the US, about 30% to 40% of all food is wasted, or about $161 billion worth of food2 Increasing focus on environmental sustainability and reduction of waste production Restaurants and other commercial food service establishments have significant potential to reduce waste Modern and efficient foodservice equipment reduce the unusable portions of food and eliminate premature spoilage 1 World Health Organization, November 2014. 2 According to Agriculture Department estimates; Source: The Wall Street Journal, “The Truth Behind the Sell-By Date,” 12/8/2015.

8 Short Term Focus on Simplification and Right-Sizing

Manitowoc Foodservice

Expect significant upside with focus on operational initiatives that are aimed at long-term profit growth and improved customer service and satisfaction

Actions Taken

Started implementation of an aggressive program to right-size the business and drive efficiency

Simplification

- ✓ 80:20 product and customer line simplification and rationalization
- ✓ Improved manufacturing efficiency and productivity improvements
- ✓ KitchenCare operating improvements

Right-Sizing

- ✓ Plant rationalizations (including announced closures of Cleveland & Irwindale facilities and relocation of Ice to Mexico)
- ✓ Headcount reductions

Savings over next three years: ~$100 million

24

9 Significant Runway for Margin Improvement

Manitowoc Foodservice

Considerable margin improvement opportunities exist for Manitowoc Foodservice as a standalone foodservice company

2012 - 2014 Revenue Growth vs. FYE 12/31/2014 EBITDA Margin

Middleby and Rational have an average EBITDA Margin of ~26% vs. Foodservice's EBITDA Margin of ~15%



2012-2014 Revenue CAGR
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Middleby
20.9%
Rational
30.9%
MFS
15.1%
Aspirational Target
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
FYE 12/31/14 EBITDA Margin

Note: Size of circle represents the dollar amount of FYE 12/31/2014 Revenue generated by applicable company. FYE 12/31/2014 Revenue for Rational converted to USD using a USD / EUR conversion rate of 1.2103 as on 12/31/2014. Middleby and Rational figures are sourced from each company's respective annual reports. For Middleby, EBITDA is represented as Income from Operations plus Depreciation and Amortization as per the 2014 10K. For Rational, EBITDA is represented as "EBITDA" as per the 2014 Annual Report. MFS EBITDA is represented as Adjusted EBITDA as per the Form 10.

25

Key Strategic Priorities 9 Strategic Objective Thrusts Achieving Profitable Growth Right-size and simplify to advance toward industry competitive margin structure Focus on organic short term growth and long term buy and build Creating Innovative Products & Solutions Actively address product competitiveness and continue to deliver a strong new product pipeline Create game changing interlinked system solutions in the entire kitchen Guaranteeing Customer Satisfaction Grow KitchenCare business to a more significant and industry comparable proportion of total business Improve process and delivery times Driving Operational Excellence Continue to address overcapacity, and move assembly closer to end markets and localize products Use Strategic Sourcing to streamline vendor base Drive lean manufacturing and principles throughout the organization Developing Great People Provide incentive schemes that motivate and drive performance Make Manitowoc Foodservice the employer of choice in our industry

Highly Experienced Management Team 10 Note: Industry defined to include food and beverage, agriculture and foodservice equipment Hubertus Muehlhaeuser Director, President & CEO Joined MTW / MFS in 2015 Yrs. in Industry: 13 Prior to MFS, served as SVP and GM of EMEA at AGCO Corporation Also served as SVP of Eastern Europe & Asia, GM of global engines business, and SVP of Strategy & Integration Spent over 10 years at Arthur D. Little in various leadership positons John Stewart SVP & CFO Joined MTW / MFS in 2015 Yrs. in Industry: 22 Previously EVP, CFO and CAO of Hostess Brands from 2010-2013 Prior to Hostess, served as EVP & CFO of Dr. Pepper Snapple Group Inc. from 2006 – 2010 Held leadership positions for 15 years with Diageo PLC prior to 2006 Rick Caron SVP Innovation Yrs. with MTW / MFS: 10 Yrs. in Industry: 24 Led Global Marketing and Innovation for Manitowoc Foodservice, served as Chief Technology Officer Served as CEO for the Moseley Corporation, and President and CEO of TurboChef, Inc. Holds patents in foodservice industry, including automated frying and rapid cooking systems Josef Matosevic SVP & COO Yrs. with MTW / MFS: 3 Yrs. in Industry: 1 Served as SVP of Global Operational Excellence and EVP Global Operations and Purchasing at Manitowoc Over 25 years of global operating and business experience Served in various leadership positions at Oshkosh Corporation and BMW Andreas Weishaar SVP, Strategy, Marketing & HR Joined MTW / MFS in 2015 Yrs. in Industry: 10 Prior to MFS, spent 10 years at AGCO in various leadership roles Most recently served as VP and GM of Global Green Harvesting, responsible for a global business Also spent time at Arthur D. Little with a focus on strategy and organization, performance improvement and M&A Bob Wonder SVP Commercial Americas Yrs. with MTW / MFS: 5 Yrs. in Industry: 35 Prior to MFS, served as EVP of Commercial Group for IMI Cornelius Served in executive sales and marketing positions for Sara Lee and Lykes Bros BS in Business Administration from Indiana University, executive education at Insead University in France Phil Dei Dolori SVP & GM EMEA Yrs. with MTW / MFS: 7 Yrs. in Industry: 31 Served as EVP Americas Cooking Solutions and the EVP of Europe, Middle East, and Africa Served as MD of APAC / Europe and also served as Group President of Global Ice and Beverage at Enodis Served for 6 years as Group President for Middleby; former President of Vulcan Hart, an ITW company Chris Karrsiens SVP & GM APAC Yrs. with MTW / MFS: 17 Yrs. in Industry: 25 Served as VP and GM of Delfield and Jackson, and as VP of Channel Sales USA at Manitowoc Foodservice Served as the Enodis Group MD of APAC, President of IOM and President of Jackson Began his career in foodservice in 1980 at Sara Lee Rich Sheffer VP IR & Treasury Joined MTW / MFS in 2016 Spent over 14 years as Treasurer and head of IR at Donaldson Company Prior to Donaldson, held various financial roles at Deluxe, Ecolab, and National Car Rental Over 25 years of corporate finance experience including treasury, investor relations, tax, financial analysis, M&A

PRODUCT INNOVATION

Our Innovation Strategy Control System Information Flow Procedures Equipment Food & Beverage People Starts with the integration of food, people and equipment

Merrychef® eikon® series High-Speed Ovens Ideal for quick and limited services restaurants, convenience stores, supermarkets, hotels and universities Up to 15x faster than conventional cooking methods: Toasted sandwich in 50 seconds Ventless oven with easy plug-n-play installation

Convotherm® Combination Ovens Bulk Cooking: Steam, Convection, Smoking Cooks a Variety of Foods for all Dayparts Popular models have ENERGY STAR® rating Backbone of the kitchen for Bocuse d’Or competition

Frymaster® FilterQuick® with Oil Quality Sensor 30lb vs. 50lb frypot: Uses 40% less oil Saves up to $6,000 annually in oil costs Integrated Oil Quality Sensor is the world’s first fully integrated oil testing system

Manitowoc Ice and Beverage Systems Manitowoc Ice® Indigo®: The Intelligent Ice Machine Intelligent Ice Machines with Display Cleaning processes is a simple one-touch of a button Three Brand Strategy: Manitowoc Ice®, Koolaire®, Welbilt® Servend® LPX: Low Profile Ice & Beverage Dispenser An all-in-one ice and beverage station creating a more modern and premium experience for customers Conceals the bulky ice machines under the counter through vertical transport of ice

Innovations in Beverage from Multiplex Blend-in-Cup® Beverage System N2Fusion – Nitro Coffee Dispense, blend and serve – in the same container Serves hundreds of beverages per day Reduces waste and saves labor Saves up to $5,000 annually on concentrate cost Cold Brew Coffee with Nitrogen Infusion are driving growth for leading coffee chains Higher caffeine content Crafted low-carb beverage Trending with millennials

KitchenConnect® Connectivity for Kitchens Enabling new long term business models The Heart of the Kitchen Ventilation Lighting Other building systems Refrigeration Kitchen Comprehensive In-Field Support Installation Planned Maintenance Start-ups Menu Management Alerts & Actions Repairs / Smart Dispatch Functions to Help Streamline...

The Vision for the Future – Kitchen 4.0 Developing a kitchen operating system based on manufacturing principles Drive Through Optimization Inventory Management Kitchen Management and Control In Store Traffic Analytics Front of House Optimization Back of House Systems Optimization Labor Productivity Enhancement Equipment Connectivity, Analytics and Remote Management

FINANCIAL OVERVIEW

Key Financial Highlights Historical Revenue and Adjusted EBITDA 1 Historical Capital Needs & Cash Flow 2 Capital Allocation 3 Recent Performance 4 2016 Guidance 5

Historical Revenue and Adjusted EBITDA (US$ in millions) Pro Forma Revenue Pro Forma Adjusted EBITDA & Margin Generates stable revenue and Adjusted EBITDA throughout economic cycles Leading product portfolio and innovative offerings support robust margins Restructuring initiatives in progress expected to further enhance margins 1 Note: LTM 3Q15 figures exclude the divestiture of KPS.

Historical Capital Needs & Cash Flow (US$ in millions) Capex & % of PF Sales Free Cash Flow1 & % of PF Adjusted EBITDA Limited capital intensity requirements allow Adjusted EBITDA to largely convert directly to cash flow Significant unlevered free cash flow1 generation 2 Note: LTM 3Q15 figures exclude the divestiture of KPS. 1 Free Cash Flow defined as Pro Forma Adjusted EBITDA – Capex.

Capital Allocation Foodservice’s strong free cash flow generation expected to give the Company flexibility to execute on management's business plan 3 Leverage Focus on de-leveraging over time Liquidity Estimated initial cash on balance sheet at spin of $25mm Revolver at $225mm provides flexibility for business risk M&A Initial focus on significant deleveraging, then consider possible bolt-on acquisitions Dividend Policy Foodservice’s Board of Directors does not intend to pay a dividend in 2016 as focus will be on reduction of debt Financial Risk Management Maintain balanced fixed / floating interest rate exposures Actively utilize natural hedges for currency exposure Appropriate use of derivatives to manage exposure when needed

Recent Performance Revenue Costs Revenue (US$ in millions) Commentary Quarterly Performance Fiscal Year Performance Operating Earnings1 Q4 2015 revenue was up 4.7%, to $391.7mm from $374.2mm in Q4 2014 Improvement was due to continued strength in cold-side products and Kitchen Care Hot-side sales are recovering and large-chain spending is firm Operating earnings for Q4 2015 were $72.7mm, up 51% from Q4 2014 Produced a Q4 2015 operating margin of 18.6% compared to 12.9% for Q4 2014 This is 570 bps y-o-y improvement and 200 bps sequential improvement over Q3 2015 results Improvement was driven largely by the impact of the cost-saving initiatives, product line simplification and stronger KitchenCare results Depreciation and amortization for Q4 2015 were $5mm and $8mm respectively Capital expenditures were $4mm for Q4 2015 Note: Financials represent Manitowoc Foodservice segment results. Figures exclude the divestiture of KPS. 1 Excludes amortization expense and allocation of corporate costs. 4

2016 Guidance Organic Revenue Up 2% - 4% over 2015 net sales – as adjusted (excludes KPS) Organic Operating Margin Between 16% and 17% (excludes KPS, includes corporate costs of ~$30 million) Includes the projected incremental 2016 benefit of all previously announced cost savings and margin improvement initiatives, as well as the estimated incremental costs associated with the spin-off Depreciation Between $21 and $24 million Amortization Between $30 and $33 million Capital Expenditures Between $23 and $27 million 5 Interest, Tax Rate, and EPS guidance will be provided with Q1 2016 results

MFS / MTW Filing Calendar

Manitowoc Foodservice

February 2016

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29					

March 2016

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

May 2016

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

August 2016

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

November 2016

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

March 2017

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

Indicates bank holiday *MFS* *MTW*

	Date	Event
MFS Filings	**30-Mar-2016**	✓ 2015 10K[1]
	16-May-2016	✓ Q1 2016 10Q[3]
	15-Aug-2016	✓ Q2 2016 10Q[3]
	14-Nov-2016	✓ Q3 2016 10Q[3]
	01-Mar-2017	✓ 2016 10K[4]

	Date	Event
MTW Filings[2]	**29-Feb-2016**	✓ 2015 10K[1]

	Date	Event
MFS Interest	**18-Feb-2016**	✓ HY Notes interest meter begins
	03-Mar-2016	✓ TLB interest meter begins

[1] MFS will issue a 10K as a carved out entity on the same basis of preparation as the Form 10. MTW will issue a 10K including the results of Foodservice as a segment.

[2] MTW future filings will include the results of Foodservice for the first two months of 2016 in discontinued operations.

[3] MFS will issue 10Qs with the first two months of 2016 as a carved out entity and the remainder on a separate consolidated basis. The previous YTD period for Foodservice will be on the same basis of preparation as the Form 10.

[4] MFS will issue a 10K with the first two months of 2016 as a carved out entity and the remainder on a separate consolidated basis. The previous annual period for Foodservice will be on the same basis of preparation as the Form 10.

44

APPENDIX: ADDITIONAL MATERIALS

Adjusted EBITDA Reconciliation (US$ in millions)

Free Cash Flow Reconciliation (US$ in millions)